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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): MAY 17, 1999




                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)




    DELAWARE                       0-16311                   34-1567092
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification
incorporation)                                                 No.)




1215 SUPERIOR AVENUE     CLEVELAND, OHIO                    44114
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(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (216) 566-5300


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS.

         On May 17, 1999, Charter One Financial, Inc., a Delaware corporation, Charter Michigan Bancorp, Inc., a Michigan corporation and a wholly owned subsidiary of Charter One Financial, and St. Paul Bancorp, Inc., a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which St. Paul Bancorp will be merged with and into Charter Michigan Bancorp, with Charter Michigan Bancorp as the surviving corporation (the "Merger"). Under the Merger Agreement, each share of the common stock, par value $.01 per share, of St. Paul Bancorp outstanding immediately prior to the effective time of the Merger will be converted into the right to receive .945 of a share of the common stock, par value $.01 per share, of Charter One Financial.

         Simultaneous with or as soon as practicable after the effective time of the Merger, St. Paul Federal Bank for Savings, a federal chartered savings bank and a wholly owned subsidiary of St. Paul Bancorp, will be merged with and into Charter One Bank, F.S.B., a wholly owned subsidiary of Charter Michigan Bancorp.

         The parties intend that the Merger and the subsidiary bank merger will be treated as "reorganizations" under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended, and that the Merger will be accounted for under the pooling-of-interests method of accounting.

         Consummation of the Merger is expected to occur during the fourth quarter of 1999, subject to various conditions, including: (i) adoption of the Merger Agreement by the stockholders of St. Paul Bancorp and approval by Charter One Financial's stockholders of the issuance of Charter One Financial common stock contemplated by the Merger Agreement; (ii) receipt of requisite regulatory approvals; (iii) receipt by each of St. Paul Bancorp and Charter One Financial of an opinion of counsel as to certain tax consequences of the Merger; (iv) receipt by Charter One Financial of letters from its independent accountants and St. Paul's independent accountants stating that in their opinion the Merger shall qualify for pooling-of-interests accounting treatment; and (v) satisfaction of certain other conditions.

         Under the Merger Agreement, St. Paul Bancorp has the right to terminate the Merger Agreement if Charter One Financial's common stock declines more than
17.5 percent during the period from May 14, 1999 through the date by which all regulatory and stockholder approvals have been obtained and all waiting periods have expired and such decline is at least 17.5 percentage points more than the decline in the weighted average stock price of the predefined peer group designated in the Merger Agreement during the same period.

         Under certain circumstances as described in detail under the Merger Agreement, Charter One Financial and St. Paul Bancorp would be entitled to receive a break-up fee of $45.0 million. In the case of Charter One Financial, this would include any amounts paid under the Stock Option Agreement described below.

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         The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit
2.1 hereto and incorporated by reference herein.

         In connection with the Merger Agreement, St. Paul Bancorp and Charter One Financial entered into a Stock Option Agreement, dated May 17, 1999 (the "Stock Option Agreement") pursuant to which St. Paul Bancorp granted to Charter One Financial an option (the "Option") to purchase, under certain circumstances, up to 4,384,730 shares of St. Paul Bancorp common stock at a price, subject to certain adjustments, of $24.828 per share. The Stock Option Agreement provides that in no event may the number of shares for which the Option is exercisable exceed 11.0% of the issued and outstanding shares of St. Paul Bancorp common stock (9.9% after giving effect to the exercise of the Option). The Option was granted by St. Paul Bancorp as an inducement to Charter One Financial's willingness to enter into the Merger Agreement. Under certain circumstances, St. Paul Bancorp may be required to repurchase the Option or shares acquired upon exercise of the Option. Under the terms of the Merger Agreement, the total profit that a holder may realize, including Charter One Financial, as a result of exercising the Option may not exceed $45.0 million.

         The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as
Exhibit 2.2 hereto and incorporated by reference herein.

         A copy of the joint press release issued by Charter One Financial and St. Paul Bancorp announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein. Additional information regarding the Merger is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         2.1 Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and St. Paul Bancorp, Inc.

         2.2 Stock Option Agreement, dated as of May 17, 1999, by and between Charter One Financial, Inc., as grantee, and St. Paul Bancorp, Inc., as issuer.

         99.1 Joint Press Release of Charter One Financial, Inc. and St. Paul Bancorp, Inc.

         99.2     Additional Information.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHARTER ONE FINANCIAL, INC.



Date: May 18, 1999                          By: /s/  Robert J. Vana
                                                --------------------------------
                                                Robert J. Vana
                                                Chief Corporate Counsel and
                                                   Secretary

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                                  EXHIBIT INDEX

Exhibit
Number                                      Description
----------                                  -----------

2.1 Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and St. Paul Bancorp, Inc.

2.2 Stock Option Agreement, dated as of May 17, 1999, by and between Charter One Financial, Inc., as grantee, and St. Paul Bancorp, Inc., as issuer.

99.1                       Joint Press Release of Charter One Financial, Inc.
                           and St. Paul Bancorp, Inc.

99.2                       Additional Information.




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